Exhibit 99.1

Magnite Reports Third Quarter 2024 Results
Total Revenue Grows 8% & Contribution ex-TAC(1) Grows 12% Year-Over-Year
Contribution ex-TAC(1) from CTV Grows 23% Year-Over-Year
NEW YORK, New York – November 7, 2024 – Magnite (NASDAQ: MGNI), the world's largest independent sell-side advertising company, today reported its results of operations for the quarter ended September 30, 2024.
Q3 2024 Highlights:
•Supported Netflix’s initial programmatic CTV ad launch
•Revenue of $162.0 million, up 8% year-over-year
•Contribution ex-TAC(1) of $149.4 million, up 12% year-over-year
•Contribution ex-TAC(1) attributable to CTV of $64.4 million, up 23% year-over-year, compared to guidance of $62.0 to $64.0 million
•Contribution ex-TAC(1) attributable to DV+ of $85.0 million, up 5% year-over year, compared to guidance of $84.0 to $86.0 million
•Net income of $5.2 million, for earnings per share of $0.04, compared to a net loss of $17.5 million, for a loss per share of $0.13 for Q3 2023
•Adjusted EBITDA(1) of $50.6 million, representing a 34% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $40.3 million or a 30% margin in Q3 2023
•Non-GAAP earnings per share(1) of $0.17, compared to non-GAAP earnings per share(1) of $0.12 for Q3 2023
•Operating cash flow(3) of $40.2 million
Expectations:
•Total Contribution ex-TAC(1) for Q4 2024 to be between $182 million and $186 million
•Contribution ex-TAC(1) attributable to CTV to grow approximately 20% year-over-year for Q4 2024 to be between $75 million and $77 million
•Contribution ex-TAC(1) attributable to DV+ for Q4 2024 to be between $107 million and $109 million
•Adjusted EBITDA operating expenses(4) for Q4 2024 to be between $102 million and $104 million
•Raising Contribution ex-TAC(1) to grow 11%-12% for the full-year 2024
•Raising Adjusted EBITDA margin(2) expansion for 2024 to 150-200 basis points
•Raising Adjusted EBITDA(1) growth for 2024 to be above 15%
•Raising free cash flow(5) growth to approximately 20% for 2024
•Net income and earnings per share to be positive for 2024 on a GAAP basis

“Once again we beat the high end of our CTV top line guidance in the third quarter and delivered strong adjusted EBITDA, solidly above expectations. We are pleased to have launched our initial programmatic markets with Netflix this quarter and continue to ramp-up with them through Q4; and to a much greater degree in 2025. We see a number of long-term growth drivers for the business and are excited about the opportunities in live sports, commerce media, ClearLine and the continued adoption of programmatic in CTV this coming year, ” said Michael G. Barrett, President and CEO of Magnite.

Third Quarter 2024 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended			Nine Months Ended
	September 30, 2024	September 30, 2023	Change Favorable/ (Unfavorable)	September 30, 2024	September 30, 2023	Change Favorable/ (Unfavorable)
Revenue	$162.0	$150.1	8%	$474.2	$432.8	10%
Gross profit	$99.5	$65.2	53%	$283.2	$92.9	205%
Contribution ex-TAC(1)	$149.4	$133.1	12%	$426.7	$383.9	11%
Net income (loss)	$5.2	($17.5)	NM	($13.6)	($190.1)	93%
Adjusted EBITDA(1)	$50.6	$40.3	26%	$120.3	$101.0	19%
Adjusted EBITDA margin(2)	34%	30%	4 ppt	28%	26%	2 ppt
Basic earnings (loss) per share	$0.04	($0.13)	NM	($0.10)	($1.40)	93%
Diluted earnings (loss) per share	$0.04	($0.13)	NM	($0.10)	($1.40)	93%
Non-GAAP earnings per share(1)	$0.17	$0.12	42%	$0.37	$0.25	48%

NM = Not meaningful

Footnotes:
(1)	Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.
(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.
(5)	Free cash flow is defined as operating cash flow (Adjusted EBITDA less capital expenditures) less net interest expense.

Third Quarter 2024 Results Conference Call and Webcast:
The Company will host a conference call on November 7, 2024 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its third quarter of 2024.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com under "Events and Presentations"

Conference call replay
Toll free number:	(877) 344-7529 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	9464892
Webcast link:	http://investor.magnite.com under "Events and Presentations"
About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world's leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company’s guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; potential synergies from the Company's acquisitions; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television ("CTV"); our ability to use and collect data to provide our offerings; scope and duration of client relationships; the fees we may charge in the future; our anticipated financial performance; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; the development of identity solutions; client utilization of our offerings; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements.
We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income (Loss), and Non-GAAP Earnings (Loss) per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net loss to Adjusted EBITDA," "Reconciliation of net loss to non-GAAP income," and "Reconciliation of GAAP loss per share to non-GAAP earnings per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.

Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in assessing the performance of Magnite and facilitates a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.

Adjusted EBITDA:

We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, amortization of acquired intangible assets, impairment charges, interest income or expense, and other cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, gains or losses on extinguishment of debt, other debt refinancing expenses, non-operational real estate and other expenses (income), net, and provision (benefit) for income taxes. We also track future expenses on an Adjusted EBITDA basis, and describe them as Adjusted EBITDA operating expenses, which includes total operating expenses. Total operating expenses include cost of revenue. Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA. We adjust Adjusted EBITDA operating expenses for the same expense items excluded in Adjusted EBITDA. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges and changes in, or cash requirements for, acquisition and related items, such as certain transaction expenses.
•Adjusted EBITDA does not reflect cash and non-cash charges related to certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, non-operational real estate expenses or income, or contractual commitments.

•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.
Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.

Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).
Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	September 30, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$387,244	$326,219
Accounts receivable, net	1,163,804	1,176,276
Prepaid expenses and other current assets	22,318	20,508
TOTAL CURRENT ASSETS	1,573,366	1,523,003
Property and equipment, net	64,553	47,371
Right-of-use lease assets	57,565	60,549
Internal use software development costs, net	26,676	21,926
Intangible assets, net	28,349	51,011
Goodwill	978,217	978,217
Other assets, non-current	9,145	6,729
TOTAL ASSETS	$2,737,871	$2,688,806
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,384,732	$1,372,176
Lease liabilities, current	18,232	20,402
Debt, current	3,641	3,600
Other current liabilities	7,013	5,957
TOTAL CURRENT LIABILITIES	1,413,618	1,402,135
Debt, non-current, net of debt discount and debt issuance costs	550,168	532,986
Lease liabilities, non-current	46,577	49,665
Other liabilities, non-current	1,632	2,337
TOTAL LIABILITIES	2,011,995	1,987,123
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,424,539	1,387,715
Accumulated other comprehensive loss	(1,086)	(2,076)
Accumulated deficit	(697,579)	(683,958)
TOTAL STOCKHOLDERS' EQUITY	725,876	701,683
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,737,871	$2,688,806

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenue	$162,003	$150,085	$474,202	$432,778
Expenses (1)(2):
Cost of revenue	62,544	84,878	191,052	339,881
Sales and marketing	39,585	38,227	125,514	136,407
Technology and development	20,261	23,537	72,981	71,135
General and administrative	24,490	21,286	73,786	68,023
Merger, acquisition, and restructuring costs	—	—	—	7,465
Total expenses	146,880	167,928	463,333	622,911
Income (loss) from operations	15,123	(17,843)	10,869	(190,133)
Other (income) expense:
Interest expense, net	6,848	7,574	21,599	24,269
Foreign exchange (gain) loss, net	3,019	(1,471)	1,220	(1,542)
(Gain) loss on extinguishment of debt	319	(4,156)	7,706	(18,132)
Other income	(1,306)	(1,346)	(3,882)	(4,017)
Total other expense, net	8,880	601	26,643	578
Income (loss) before income taxes	6,243	(18,444)	(15,774)	(190,711)
Provision (benefit) for income taxes	1,029	(967)	(2,153)	(613)
Net income (loss)	$5,214	$(17,477)	$(13,621)	$(190,098)
Net income (loss) per share:
Basic	$0.04	$(0.13)	$(0.10)	$(1.40)
Diluted	$0.04	$(0.13)	$(0.10)	$(1.40)
Weighted average shares used to compute net income (loss) per share:
Basic	141,270	137,372	140,376	136,084
Diluted	148,697	137,372	140,376	136,084

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Cost of revenue	$523	$446	$1,501	$1,373
Sales and marketing	7,755	6,371	23,963	20,869
Technology and development	4,288	4,999	14,593	15,918
General and administrative	6,104	5,652	19,104	17,159
Merger, acquisition, and restructuring costs	—	—	—	143
Total stock-based compensation expense	$18,670	$17,468	$59,161	$55,462

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Cost of revenue	$11,878	$36,328	$34,032	$198,055
Sales and marketing	2,485	2,620	7,684	24,956
Technology and development	101	199	372	591
General and administrative	73	119	252	398
Total depreciation and amortization expense	$14,537	$39,266	$42,340	$224,000

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Nine Months Ended
	September 30, 2024	September 30, 2023
OPERATING ACTIVITIES:
Net loss	$(13,621)	$(190,098)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	42,340	224,000
Stock-based compensation	59,161	55,462
(Gain) loss on extinguishment of debt	7,706	(18,132)
Provision for doubtful accounts	728	4,439
Amortization of debt discount and issuance costs	3,136	4,816
Non-cash lease expense	(2,291)	(804)
Deferred income taxes	(2,176)	(676)
Unrealized foreign currency gain, net	(846)	(3,734)
Other items, net	(17)	2,647
Changes in operating assets and liabilities:
Accounts receivable	10,113	19,033
Prepaid expenses and other assets	(855)	2,054
Accounts payable and accrued expenses	16,426	26,341
Other liabilities	700	(66)
Net cash provided by operating activities	120,504	125,282
INVESTING ACTIVITIES:
Purchases of property and equipment	(29,082)	(17,139)
Capitalized internal use software development costs	(11,587)	(8,200)
Net cash used in investing activities	(40,669)	(25,339)
FINANCING ACTIVITIES:
Proceeds from the Term Loan B Facility refinancing and repricing activities, net of debt discount	413,463	—
Repayment of the Term Loan B Facility from refinancing and repricing activities	(403,113)	—
Payment for debt issuance costs	(4,547)	—
Repayment of debt	(913)	(2,700)
Repurchase of Convertible Senior Notes	—	(104,793)
Proceeds from exercise of stock options	368	2,156
Proceeds from issuance of common stock under employee stock purchase plan	1,983	1,922
Repayment of financing lease	—	(276)
Purchase of treasury stock	(9,006)	—
Taxes paid related to net share settlement	(17,682)	(9,677)
Payment of indemnification claims holdback	—	(2,313)
Net cash used in financing activities	(19,447)	(115,681)
EFFECT OF EXCHANGE RATE CHANGES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	637	(209)
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	61,025	(15,947)
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	326,219	326,502
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$387,244	$310,555

RECONCILIATION OF CASH, CASH EQUIVALENTS AND RESTRICTED CASH TO CONSOLIDATED BALANCE SHEETS
Cash and cash equivalents	$387,244	$310,509
Restricted cash included in prepaid expenses and other current assets	—	46
Total cash, cash equivalents and restricted cash	$387,244	$310,555

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Nine Months Ended
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:	September 30, 2024	September 30, 2023
Cash paid for income taxes	$3,160	$4,601
Cash paid for interest	$28,748	$27,609
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$511	$3,226
Capitalized stock-based compensation	$2,000	$1,535
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$11,020	$3,797
Non-cash financing activity related to Amendment No. 1 to the 2024 Credit Agreement	$311,974	$—

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Revenue	$162,003	$150,085	$474,202	$432,778
Less: Cost of revenue	62,544	84,878	191,052	339,881
Gross Profit	99,459	65,207	283,150	92,897
Add back: Cost of revenue, excluding TAC	49,969	67,929	143,594	290,970
Contribution ex-TAC	$149,428	$133,136	$426,744	$383,867

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income (loss)	$5,214	$(17,477)	$(13,621)	$(190,098)
Add back (deduct):
Depreciation and amortization expense, excluding amortization of acquired intangible assets	7,038	9,507	19,678	29,132
Amortization of acquired intangibles	7,499	29,759	22,662	194,868
Stock-based compensation expense	18,670	17,468	59,161	55,462
Merger, acquisition, and restructuring costs, excluding stock-based compensation expense	—	—	—	7,322
Non-operational real estate and other (income) expense, net	(35)	52	(18)	290
Interest expense, net	6,848	7,574	21,599	24,269
Foreign exchange (gain) loss, net	3,019	(1,471)	1,220	(1,542)
(Gain) loss on extinguishment of debt	319	(4,156)	7,706	(18,132)
Other debt refinancing expense	963	—	4,103	—
Provision (benefit) for income taxes	1,029	(967)	(2,153)	(613)
Adjusted EBITDA	$50,564	$40,289	$120,337	$100,958

MAGNITE, INC.
RECONCILIATION OF NET INCOME (LOSS) TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Net income (loss)	$5,214	$(17,477)	$(13,621)	$(190,098)
Add back (deduct):
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	7,499	29,759	22,662	202,190
Stock-based compensation expense	18,670	17,468	59,161	55,462
Non-operational real estate and other (income) expense, net	(35)	52	(18)	290
Foreign exchange (gain) loss, net	3,019	(1,471)	1,220	(1,542)
Interest expense, Convertible Senior Notes	422	623	1,265	2,112
(Gain) loss on extinguishment of debt	319	(4,156)	7,706	(18,132)
Other debt refinancing expense	963	—	4,103	—
Tax effect of Non-GAAP adjustments (1)	(10,528)	(7,290)	(27,467)	(13,522)
Non-GAAP income	$25,543	$17,508	$55,011	$36,760

(1)	Non-GAAP income includes the estimated tax impact from the reconciling items between net loss and non-GAAP income.

MAGNITE, INC.
RECONCILIATION OF GAAP EARNINGS (LOSS) PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
GAAP earnings (loss) per share (1):
Basic	$0.04	$(0.13)	$(0.10)	$(1.40)
Diluted	$0.04	$(0.13)	$(0.10)	$(1.40)

Non-GAAP income (2)	$25,543	$17,508	$55,011	$36,760
Non-GAAP earnings per share	$0.17	$0.12	$0.37	$0.25

Reconciliation of weighted-average shares used to compute net earnings (loss) per share to non-GAAP weighted average shares outstanding:
Weighted-average shares used to compute basic earnings (loss) per share	141,270	137,372	140,376	136,084
Dilutive effect of weighted-average common stock options, RSUs, and PSUs	7,405	3,643	5,583	3,776
Dilutive effect of weighted-average ESPP shares	22	84	47	37
Dilutive effect of weighted-average Convertible Senior Notes	3,210	4,746	3,210	5,357
Non-GAAP weighted-average shares outstanding	151,907	145,845	149,216	145,254

(1) Calculated as net income (loss) divided by basic and diluted weighted-average shares used to compute earnings (loss) per share as included in the condensed consolidated statement of operations.
(2) Refer to reconciliation of net loss to non-GAAP income.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands)
(unaudited)

	Contribution ex-TAC
	Three Months Ended				Nine Months Ended
	September 30, 2024		September 30, 2023		September 30, 2024		September 30, 2023
Channel:
CTV	$64,389	43%	$52,468	39%	$182,236	43%	$154,964	40%
Mobile	59,346	40%	54,971	41%	170,358	40%	155,260	41%
Desktop	25,693	17%	25,697	20%	74,150	17%	73,643	19%
Total	$149,428	100%	$133,136	100%	$426,744	100%	$383,867	100%